UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2020

9 Meters Biopharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37797	27-3948465
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8480 Honeycutt Road, Suite 120, Raleigh, NC 27615
(Address of principal executive offices) (Zip Code)

(919) 275-1933
(Registrant’s telephone number, include area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.0001 Par Value	NMTR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

On May 4, 2020, 9 Meters Biopharma, Inc. (formerly known as Innovate Biopharmaceuticals, Inc.), a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (the “Original 8-K”) disclosing, among other things, that on April 30, 2020, the Company consummated its merger (the “Merger”) with RDD Pharma Ltd., a company organized under the laws of Israel (“RDD”), in accordance with the terms of a previously disclosed Agreement and Plan of Merger and Reorganization, dated as of October 6, 2019, as amended on December 17, 2019, between the Company, RDD, INNT Merger Sub 1 Ltd., a company organized under the laws of Israel and a directly, wholly-owned subsidiary of the Company, and Orbimed Israel Partners, Limited Partnership, as the Shareholder Representative.

This amendment to the Original 8-K is being filed for the purpose of satisfying the Company’s undertaking to file the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, and this amendment should be read in conjunction with the Original 8-K. Except as set forth herein, no modifications have been made to information contained in the Original 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Original 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The following financial statements for RDD and the related notes are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, to this report and incorporated herein by reference.

i.	Audited Consolidated Financial Statements for RDD as of and for the years ended December 31, 2019 and 2018.

ii.	Unaudited Condensed Consolidated Financial Statements for RDD as of March 31, 2020 and for the three months ended March 31, 2020 and March 31, 2019.

(b) Pro forma financial information.

The following unaudited pro forma combined financial statements giving effect to the Merger completed April 30, 2020 (as of March 31, 2020) are filed as Exhibit 99.3 to this report and incorporated herein by reference:

i.	Unaudited pro forma condensed combined balance sheet as of March 31, 2020.

ii.	Unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2020.

iii.	Unaudited pro forma condensed combined balance sheet as of December 31, 2019.

iv.	Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2019.

(d) Exhibits.

23.1	Consent of Independent Auditors.

99.1	Audited financial statements of RDD Pharma Ltd. as of and for the years ended December 31, 2019 and 2018 and the related notes thereto.

99.2	Unaudited financial statements of RDD Pharma Ltd.. as of March 31, 2020 and for the three months ended March 31, 2020 and March 31, 2019 and the related notes thereto.

99.3
Unaudited pro forma condensed combined financial statements, which include pro forma condensed combined statements of operation as of December 31, 2019 and for the three months ended March 31, 2020 and the related notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

9 Meters Biopharma, Inc.

Date: June 12, 2020	By:	/s/ Edward J. Sitar
Edward J. Sitar
Chief Financial Officer